SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary Proxy Statement
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[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund III
(Name of Registrant as Specified In Its Charter)

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AGGRESSIVE GROWTH PORTFOLIO, BALANCED PORTFOLIO,
DYNAMIC CAPITAL APPRECIATION PORTFOLIO,
GROWTH & INCOME PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO,
MID CAP PORTFOLIO, AND VALUE STRATEGIES PORTFOLIO
FUNDS OF
VARIABLE INSURANCE PRODUCTS FUND III

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-5429

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, and Value Strategies Portfolio (the funds), will be held at an office of Variable Insurance Products Fund III (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on November 13, 2002, at 10:45 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

3. To elect a Board of Trustees.

4. To eliminate a fundamental investment policy of Growth Opportunities Portfolio.

5. To amend Balanced Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning borrowing.

6. To amend Balanced Portfolio's, Dynamic Capital Appreciation Portfolio's, Growth & Income Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental investment limitation concerning lending.

The Board of Trustees has fixed the close of business on September 16, 2002 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

September 16, 2002

Your vote is important - please vote your shares promptly.

Any variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the meeting in person. Any such person who does not expect to attend the meeting is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

REGISTRATION			VALID SIGNATURE
A	. 1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B	. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
u/t/d 12/28/78
C	. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODUCTS FUND III:
AGGRESSIVE GROWTH PORTFOLIO
BALANCED PORTFOLIO
DYNAMIC CAPITAL APPRECIATION PORTFOLIO
GROWTH & INCOME PORTFOLIO
GROWTH OPPORTUNITIES PORTFOLIO
MID CAP PORTFOLIO
VALUE STRATEGIES PORTFOLIO

TO BE HELD ON NOVEMBER 13, 2002

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund III (the trust) to be used at the Special Meeting of Shareholders of Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, and Value Strategies Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on November 13, 2002, at 10:45 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card or voting instruction form on or about September 16, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds, provided the expenses do not exceed each class's existing voluntary expense caps listed below.

	Initial Class	Service Class	Service Class 2
Aggressive Growth Portfolio	1.50%	1.60%	1.75%
Balanced Portfolio	1.50%	1.60%	1.75%
Dynamic Capital Appreciation Portfolio	1.50%	1.60%	1.75%
Growth & Income Portfolio	1.00%	1.10%	1.25%
Growth Opportunities Portfolio	1.50%	1.60%	1.75%
Mid Cap Portfolio	1.00%	1.10%	1.25%
Value Strategies Portfolio	1.00%	1.10%	1.25%

Expenses exceeding each class's voluntary expense cap will be paid by FMR. The funds will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated between the funds based upon the number of shareholder accounts in each fund.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	All	<Click Here>
2.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.	All	<Click Here>
3.	To elect as Trustees the nominees presented in Proposal 3.	All	<Click Here>
4.	To eliminate a fundamental investment policy of the fund regarding investing primarily in common stocks and securities convertible into common stock.	Growth Opportunities Portfolio	<Click Here>
5.	To amend the fundamental investment limitation concerning borrowing.	Balanced Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio.	<Click Here>
6.	To amend the fundamental investment limitation concerning lending to clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.	Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio.	<Click Here>

The principal business address of FMR, each fund's investment adviser and administrator, Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to Balanced Portfolio, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; and Fidelity Investments Japan Limited (FIJ), located at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan are also sub-advisers to the funds.

If the enclosed proxy card or voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card or voting instruction form, it will be voted FOR the matters specified on the proxy card or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, but insurance company variable accounts may vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See page <Click Here>.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of the trust issued and outstanding as of July 31, 2002 are indicated in the following table:

Aggressive Growth Portfolio:

Initial Class	111,262
Service Class	135,187
Service Class 2	613,205

Balanced Portfolio:

Initial Class	19,549,277
Service Class	1,766,926
Service Class 2	1,621,680

Dynamic Capital Appreciation Portfolio:

Initial Class	113,744
Service Class	173,851
Service Class 2	929,512

Growth & Income Portfolio:

Initial Class	61,757,248
Service Class	22,585,532
Service Class 2	10,001,636

Growth Opportunities Portfolio:

Initial Class	37,261,670
Service Class	17,166,849
Service Class 2	3,323,506

Mid Cap Portfolio:

Initial Class	31,174,162
Service Class	21,076,023
Service Class 2	21,102,678

Value Strategies Portfolio:

Initial Class	150,275
Service Class	287,192
Service Class 2	939,471

To the knowledge of the trust, substantial (5% or more) record ownership of each fund and class on July 31, 2002 was as follows:

Aggressive Growth Portfolio: Initial Class	Fidelity Investments	Boston, MA	91.19%
Aggressive Growth Portfolio: Initial Class	Minnesota Mutual Companies, Inc.	Saint Paul, MN	8.80%
Aggressive Growth Portfolio: Service Class	Fidelity Investments	Boston, MA	74.86%
Aggressive Growth Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	25.11%
Aggressive Growth Portfolio: Service Class 2	Fidelity Investments	Boston, MA	60.95%
Aggressive Growth Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	32.24%
Balanced Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	29.72%
Balanced Portfolio: Initial Class	Aegon USA Securities, Inc.	Cedar Rapids, IA	5.63%
Balanced Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	95.03%
Balanced Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	52.76%
Balanced Portfolio: Service Class 2	Western Southern Group	Louisville, KY	16.37%
Balanced Portfolio: Service Class 2	Guardian Insurance & Annuity Company, Inc.	Bethlehem, PA	15.36%
Balanced Portfolio: Service Class 2	Great West Life	Englewood, CO	9.29%
Balanced Portfolio: Service Class 2	Aegon USA Securities, Inc.	Cedar Rapids, IA	5.64%
Dynamic Capital Appreciation Portfolio: Initial Class	USAA Life Insurance Company	San Antonio, TX	72.19%
Dynamic Capital Appreciation Portfolio: Initial Class	Fidelity Investments	Boston, MA	24.00%
Dynamic Capital Appreciation Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	86.55%
Dynamic Capital Appreciation Portfolio: Service Class	Fidelity Investments	Boston, MA	13.40%
Dynamic Capital Appreciation Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	53.72%
Dynamic Capital Appreciation Portfolio: Service Class 2	Citigroup, Inc.	Hartford, CT	16.46%
Dynamic Capital Appreciation Portfolio: Service Class 2	American Express Financial Services	Minneapolis, MN	11.64%
Dynamic Capital Appreciation Portfolio: Service Class 2	Western Southern Group	Louisville, KY	7.40%
Dynamic Capital Appreciation Portfolio: Service Class 2	Sun Life Assurance Company of Canada	Boston, MA	6.50%
Growth & Income Portfolio: Initial Class	Minnesota Mutual Companies, Inc.	Saint Paul, MN	20.75%
Growth & Income Portfolio: Initial Class	GE Financial Assurance Holdings, Inc.	Richmond, VA	14.47%
Growth & Income Portfolio: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	5.00%
Growth & Income Portfolio: Service Class	American Express Financial Services	Minneapolis, MN	84.55%
Growth & Income Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	15.03%
Growth & Income Portfolio: Service Class 2	American Express Financial Services	Minneapolis, MN	47.63%
Growth & Income Portfolio: Service Class 2	Protective Life Insurance Company	Oak Brook, IL	14.29%
Growth & Income Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	14.07%
Growth & Income Portfolio: Service Class 2	GE Financial Assurance Holdings, Inc.	Richmond, VA	13.97%
Growth Opportunities: Initial Class	Nationwide Insurance Enterprises	Columbus, OH	50.54%
Growth Opportunities: Initial Class	GE Financial Assurance Holdings, Inc.	Richmond, VA	8.89%
Growth Opportunities: Service Class	Nationwide Insurance Enterprises	Columbus, OH	73.05%
Growth Opportunities: Service Class	Massachusetts Mutual Group	Springfield, MA	10.53%
Growth Opportunities: Service Class	The Mony Group	Syracuse, NY	6.83%
Growth Opportunities: Service Class 2	Sun Life Assurance Company of Canada	Boston, MA	26.79%
Growth Opportunities: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	21.15%
Growth Opportunities: Service Class 2	Aegon USA Securities, Inc.	Saint Petersburg, FL	16.19%
Growth Opportunities: Service Class 2	Aegon USA Securities, Inc.	Cedar Rapids, IA	15.49%
Growth Opportunities: Service Class 2	Allmerica Financial Corp.	Worcester, MA	13.72%
Mid Cap Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	6.75%
Mid Cap Portfolio: Service Class	American Express Financial Services	Minneapolis, MN	70.84%
Mid Cap Portfolio: Service Class	Guardian Insurance & Annuity Company, Inc.	Bethlehem, PA	16.07%
Mid Cap Portfolio: Service Class	Western Southern Group	Louisville, KY	7.36%
Mid Cap Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	5.24%
Mid Cap Portfolio: Service Class 2	Aegon USA Securities, Inc.	Cedar Rapids, IA	31.17%
Mid Cap Portfolio: Service Class 2	American Express Financial Services	Minneapolis, MN	16.82%
Mid Cap Portfolio: Service Class 2	GE Financial Assurance Holdings, Inc.	Richmond, VA	12.38%
Mid Cap Portfolio: Service Class 2	Ohio National Life Insurance Companies, Inc.	Cincinnati, OH	8.28%
Mid Cap Portfolio: Service Class 2	Minnesota Mutual Companies, Inc.	Saint Paul, MN	8.26%
Mid Cap Portfolio: Service Class 2	Citigroup, Inc.	Hartford, CT	7.07%
Mid Cap Portfolio: Service Class 2	Nationwide Insurance Enterprises	Columbus, OH	6.86%
Value Strategies Portfolio: Initial Class	Fidelity Investments	Boston, MA	99.82%
Value Strategies Portfolio: Service Class	Fidelity Investments	Boston, MA	52.23%
Value Strategies Portfolio: Service Class	Nationwide Insurance Enterprises	Columbus, OH	47.32%
Value Strategies Portfolio: Service Class 2	Aegon USA Securities, Inc.	Cedar Rapids, IA	59.84%
Value Strategies Portfolio: Service Class 2	Fidelity Investments	Boston, MA	21.29%
Value Strategies Portfolio: Service Class 2	Allmerica Financial Corp.	Worcester, MA	17.09%

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

 Shareholders of record at the close of business on September 16, 2002 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Special Meeting of Shareholders in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on September 16, 2002, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by the companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

For a free copy of each fund's annual report for the fiscal year ended December 31, 2001 and its semiannual report for the fiscal period ended June 30, 2002 call 1-800-544-5429 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a majority of the shares of the entire trust voted in person or by proxy at the Meeting, and a plurality of such shares is sufficient to elect trustees pursuant to Proposal 3. Approval of Proposals 4 through 6 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

1. TO CONTINUE THE EFFECTIVENESS OF ARTICLE VIII, SECTION 4 OF THE DECLARATION OF TRUST

The Board of Trustees recommends that shareholders vote to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

On September 14, 2000, pursuant to authority granted to the Trustees under Article XII, Section 7 of the Declaration of Trust and applicable laws, the Trustees modified a provision in the Declaration of Trust to resolve any legal uncertainty regarding derivative actions brought on behalf of a fund. Notwithstanding their authority to amend the Declaration of Trust, the Trustees authorized the submission of this amendment to shareholders to vote on the continued effectiveness of the provision. The amended provision currently in effect is set forth below.

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in shareholders' interests.

If shareholders do not vote to continue the provision's effectiveness, the Trustees will execute an amended and restated Declaration of Trust which eliminates Article VIII, Section 4.

Conclusion. The Board of Trustees has concluded that continuing the effectiveness of the amendment to Article VIII, Section 4 of the Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR the proposal. If the proposal is approved, Article VIII, Section 4 will remain in the Declaration of Trust as presented above. If the proposal is not approved, the Trustees will execute an amended and restated Declaration of Trust which eliminates Article VIII, Section 4.

2. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute, an amended and restated Declaration of Trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a standard form that will be used for all new Fidelity funds organized as Massachusetts business trusts going forward.

Under the Current Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, any amendment affecting the amendment provisions of the Declaration of Trust, any amendment that would alter the maximum number of Trustees, any amendment required by law or the trust's registration statement, and any matter submitted to the shareholders by the Trustees. On December 14, 2000, the Trustees approved a change to the form of the Current Declaration of Trust which has been incorporated into the form attached to this Proxy Statement. On April 10, 2002, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

In addition to the modifications discussed below, in the New Declaration of Trust other nonmaterial changes may be noted (see Exhibit 1). The changes are intended to clarify certain language and conform the Current Declaration of Trust to the standard for all new Fidelity funds organized as Massachusetts business trusts going forward. If this proposal is approved by shareholders, it is intended that these nonmaterial changes will be included in the New Declaration of Trust that will be executed.

The New Declaration of Trust amends the Current Declaration of Trust in one significant way.

Number of Trustees. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity funds and to expand the level of the Board's expertise. Under the Current Declaration of Trust and the New Declaration of Trust the maximum number of Trustees cannot be changed without shareholder approval.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect. Please note that, notwithstanding approval of Proposal 2, if Proposal 1 is not approved, the Trustees will execute an amended and restated Declaration of Trust that eliminates Section 4 of Article VIII.

3. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. The Trustees have determined that the Board of Trustees should be expanded from a maximum of 12 to a maximum of 14 members and have fixed the number of Trustees at 13. Pursuant to the provisions of the Declaration of Trust of Variable Insurance Products Fund III, the increase in the size of the Board of Trustees is subject to shareholder approval (see Proposal 2). If shareholders approve expansion of the Board of Trustees, it is intended that the enclosed proxy will be voted for the election as Trustees of the 13 nominees listed below unless such authority has been withheld in the proxy. Otherwise, the number of Trustees will continue to be fixed at 12 and the enclosed proxy will be voted for all nominees listed below except for William S. Stavropoulos, unless such authority has been withheld in the proxy.

Except for Mr. Stavropoulos, all nominees named below are currently Trustees of Variable Insurance Products Fund III and have served in that capacity continuously since originally elected or appointed. J. Michael Cook, Marie L. Knowles, and Abigail P. Johnson were selected by the trust's Nominating and Administration Committee (see page <Click Here>) and were appointed to the Board on January 1, 2001, January 1, 2001, and June 15, 2001, respectively. Mr. Stavropoulos is currently a Member of the Advisory Board of the trust. Mr. Stavropoulos was selected by the trust's Nominating and Administration Committee and was appointed as a Member of the Advisory Board on November 1, 2000.

Except for William O. McCoy and William S. Stavropoulos, each of the nominees oversees 263 funds advised by FMR. Mr. McCoy oversees 265 funds advised by FMR and Mr. Stavropoulos oversees 209 funds advised by FMR.

If shareholders approve an increase in the size of the Board of Trustees, in the election of Trustees, those 13 nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. If shareholders do not approve an increase in the size of the Board of Trustees, in the election of Trustees, those 12 nominees (not including Mr. Stavropoulos) receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each nominee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (72)***

Year of Election or Appointment: 1994

Trustee of Variable Insurance Products Fund III. Mr. Johnson is President of Aggressive Growth Portfolio (2000), Balanced Portfolio, Dynamic Capital Appreciation Portfolio (2000), Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, and Value Strategies Portfolio (2002). Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)***

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund III. Ms. Johnson is Senior Vice President of Aggressive Growth Portfolio (2001), Balanced Portfolio (2001), Dynamic Capital Appreciation Portfolio (2001), Growth & Income Portfolio (2001), Growth Opportunities Portfolio (2001), Mid Cap Portfolio (2001), and Value Strategies Portfolio (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1994

Trustee of Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Non-Interested Nominees:

Correspondence intended for each non-interested nominee (that is, the nominees other than the interested nominees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
J. Michael Cook (59)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund III. Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1994

Trustee of Variable Insurance Products Fund III. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1994

Trustee of Variable Insurance Products Fund III. Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Trustee of Variable Insurance Products Fund III. Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1994

Trustee of Variable Insurance Products Fund III. Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund III. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Trustee of Variable Insurance Products Fund III. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1994

Trustee of Variable Insurance Products Fund III. Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Trustee of Variable Insurance Products Fund III. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of July 31, 2002, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

During the period January 1, 2001 through July 31, 2002, no transactionswere entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met 11 times during the fiscal year ended December 31, 2001. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2002.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Peter S. Lynch
Aggressive Growth	none	none	none
Balanced Portfolio	none	none	none
Dynamic Capital Appreciation Portfolio	none	none	none
Growth & Income Portfolio	none	none	none
Growth Opportunities Portfolio	none	none	none
Mid Cap Portfolio	none	none	none
Value Strategies Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk
Aggressive Growth Portfolio	none	none	none	none	none
Balanced Portfolio	none	none	none	none	none
Dynamic Capital Appreciation Portfolio	none	none	none	none	none
Growth & Income Portfolio	none	none	none	none	none
Growth Opportunities Portfolio	none	none	none	none	none
Mid Cap Portfolio	none	none	none	none	none
Value Strategies Portfolio	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	William S. Stavropoulos
Aggressive Growth Portfolio	none	none	none	none	none
Balanced Portfolio	none	none	none	none	none
Dynamic Capital Appreciation Portfolio	none	none	none	none	none
Growth & Income Portfolio	none	none	none	none	none
Growth Opportunities Portfolio	none	none	none	none	none
Mid Cap Portfolio	none	none	none	none	none
Value Strategies Portfolio	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2001.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*,#	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis
Aggressive Growth Portfolio	$ 0	$ 0	$ 1	$ 1	$ 1
Balanced Portfolio	$ 0	$ 0	$ 89	$ 89	$ 86
Dynamic Capital Appreciation Portfolio	$ 0	$ 0	$ 1	$ 1	$ 1
Growth & Income Portfolio	$ 0	$ 0	$ 366	$ 366	$ 357
Growth Opportunities Portfolio	$ 0	$ 0	$ 342	$ 342	$ 334
Mid Cap Portfolio	$ 0	$ 0	$ 300	$ 300	$ 293
Value Strategies Portfolio+	$ 0	$ 0	$ 3	$ 3	$ 3
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 256,500	$ 256,500	$ 250,500
AGGREGATE COMPENSATION FROM A FUND	Robert M. Gates	Donald J. Kirk	Marie L. Knowles	Ned C. Lautenbach
Aggressive Growth Portfolio	$ 1	$ 1	$ 1	$ 1
Balanced Portfolio	$ 90	$ 89	$ 89	$ 89
Dynamic Capital Appreciation Portfolio	$ 1	$ 1	$ 1	$ 1
Growth & Income Portfolio	$ 370	$ 366	$ 366	$ 366
Growth Opportunities Portfolio	$ 345	$ 341	$ 342	$ 341
Mid Cap Portfolio	$ 304	$ 301	$ 300	$ 300
Value Strategies Portfolio+	$ 3	$ 3	$ 3	$ 3
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 259,500	$ 256,500	$ 256,500	$ 256,500
AGGREGATE COMPENSATION FROM A FUND	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	William Stavropoulos**
Aggressive Growth Portfolio	$ 0	$ 2	$ 1	$ 1
Balanced Portfolio	$ 0	$ 109	$ 89	$ 88
Dynamic Capital Appreciation Portfolio	$ 0	$ 1	$ 1	$ 1
Growth & Income Portfolio	$ 0	$ 452	$ 368	$ 364
Growth Opportunities Portfolio	$ 0	$ 422	$ 343	$ 340
Mid Cap Portfolio	$ 0	$ 371	$ 302	$ 298
Value Strategies Portfolio+	$ 0	$ 4	$ 3	$ 3
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 316,500	$ 297,000	$ 255,000

# Effective June 15, 2001, Ms. Johnson serves as a Member of the Board of Trustees.

+ Estimated for the fund's first full year.

* Interested persons are compensated by FMR.

** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board of Variable Insurance Products Fund III.

A Information is for the calendar year ended December 31, 2001 for 264 funds of 56 trusts in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2001, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $26,734. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $30,723; Ralph F. Cox, $30,723; Ned C. Lautenbach, $38,103; and William O. McCoy, $38,103.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

4. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF GROWTH OPPORTUNITIES PORTFOLIO.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would eliminate a fundamental investment policy of the fund.

The fund's current fundamental investment objective and a fundamental investment policy regarding investing primarily in common stocks and securities convertible into common stocks read as follows:

"Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks."

If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fund's fundamental investment policy would be eliminated as follows (deleted language is [bracketed]):

"Growth Opportunities Portfolio seeks to provide capital growth [by investing primarily in common stocks and securities convertible into common stocks]."

Discussion of Proposed Modification. By eliminating the foregoing fundamental policy, the fund will be able to more clearly differentiate between its investment objective, on the one hand, and the investment policies and strategies used to achieve its investment objective, on the other hand, in a manner consistent with other Fidelity funds with similar investment disciplines. The principal security type in which the fund invests is equity securities, which includes common stock and securities convertible into common stock. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy of normally investing primarily in common stocks.

Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

Eliminating the fund's fundamental investment policy as described above is not expected to materially affect the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

5. TO AMEND BALANCED PORTFOLIO'S, GROWTH OPPORTUNITIES PORTFOLIO'S, AND MID CAP PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.

Balanced Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's current fundamental investment limitation concerning borrowing states:

"The fund may not borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."

The Trustees recommend that shareholders of Balanced Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing (additional language is underlined; deleted language is [bracketed]):

"The fund may not borrow money, except that the fund [(i) ]may borrow money for temporary or emergency purposes (not for leveraging or investment) [or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do]in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed [33 1/3% of the value of the fund's total assets by reason of a decline in net assets]this amount will be reduced within three days ([exclusive of ]not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."

Discussion of Proposed Modification. The primary purpose of the proposal is to revise Balanced Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental borrowing limitation to conform to a limitation that has become standard for all non-money market funds managed by FMR. If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.

Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which Balanced Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio is managed, the investment performance of Balanced Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio, or the securities or instruments in which the Balanced Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio invests. However, the proposed fundamental limitation would clarify one point. The wording of the current fundamental limitation suggests that reverse repurchase agreements are a separate category of permitted borrowing. The wording suggests that the funds might use reverse repurchase agreements for any purpose, including investment or leveraging. Instead, the funds only use reverse repurchase agreements for temporary or emergency borrowing.

In a reverse repurchase agreement, a fund sells a security to another party in return for cash and agrees to repurchase that security at a particular price and time. Adoption of the proposed fundamental limitation is not expected to affect the management or performance of Balanced Portfolio, Growth Opportunities Portfolio, or Mid Cap Portfolio, since none of the funds would engage in reverse repurchase agreements for purposes other than temporary or emergency borrowing anyway. Non-fundamental limits can be changed by the Board of Trustees without the approval of shareholders.

If the amended limitation is approved, Balanced Portfolio, Growth Opportunities, and Mid Cap Portfolio will continue to follow their existing non-fundamental limitation, as follows, which also reflects that the funds treat reverse repurchase agreements as borrowings rather than a permitted type of investment or leverage:

"The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation #)."

Conclusion. The Board of Trustees has concluded that the proposal will benefit each of Balanced Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the statement of additional information is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

6. TO AMEND BALANCED PORTFOLIO'S, DYNAMIC CAPITAL APPRECIATION PORTFOLIO'S, GROWTH & INCOME PORTFOLIO'S, GROWTH OPPORTUNITIES PORTFOLIO'S, AND MID CAP PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

Balanced Portfolio's, Dynamic Capital Appreciation Portfolio's, Growth & Income Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."

The Trustees recommend that the shareholders of Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio vote to replace each fund's limitation with the following amended fundamental investment limitation governing lending (additional language is underlined):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments."

Discussion of Proposed Modification. The primary purpose of this proposal is to revise Balanced Portfolio's, Dynamic Capital Appreciation Portfolio's, Growth & Income Portfolio's, Growth Opportunities Portfolio's, and Mid Cap Portfolio's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.

If shareholders approve the proposed fundamental investment limitation on lending set forth above, the Board intends to adopt the following non-fundamental limitation for Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio:

"The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)"

Loans and other forms of debt instruments are used by issuers to borrow money. Loans may be subject to restrictions on resale. Purchasers of loans and other forms of debt instruments depend primarily upon the creditworthiness of the borrower for payment of interest and principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans, loan participations, and other forms of direct debt instruments involve a risk of loss in case of default or insolvency of the borrower, lending bank, or other intermediary.

When a fund lends a security, it receives in return collateral in an amount at least equal in value to the security loaned. A fund could incur expenses if the borrower defaults on its obligation to return the securities loaned for any reason.

The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without the approval of shareholders.

Conclusion. The Board of Trustees has concluded that the proposal will benefit Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect it. If the proposal is not approved by the shareholders of a fund, that fund's current limitations will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

EXECUTIVE OFFICERS OF THE FUNDS

The executive officers of the funds include: Mr. Johnson, Ms. Johnson, Bart A. Grenier, Charles S. Morrison, Bettina Doulton, Harris B. Leviton, Ford E. O'Neil, Louis Salemy, J. Fergus Shiel, Eric D. Roiter, Maria F. Dwyer, John H. Costello, Francis V. Knox Jr., and Thomas J. Simpson. Additional information about Mr. Johnson 3d and Ms. Johnson can be found in Proposal 3. Additional information about other executive officers of the funds can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation*
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Balanced Portfolio and Growth & Income Portfolio. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001) and Fidelity's Value Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Balanced Portfolio. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed-Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed-Income Research Division.

Bettina Doulton (38)
Year of Election or Appointment: 2000 Vice President of Growth Opportunities Portfolio. Prior to her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.
Harris B. Leviton (41)
Year of Election or Appointment: 2002 Vice President of Value Strategies Portfolio. Prior to his current responsibilities, Mr. Leviton managed a variety of Fidelity funds.
Ford E. O'Neil (40)
Year of Election or Appointment: 2001 Vice President of Balanced Portfolio and other funds advised by FMR. Prior to his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.
Louis Salemy (40)

Year of Election or Appointment: 1998 or 2002

Vice President and lead manager of Balanced Portfolio (2002) and Growth & Income Portfolio (1998). Prior to his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

J. Fergus Shiel (44)
Year of Election or Appointment: 2000 Vice President of Dynamic Capital Appreciation Portfolio. Prior to his current responsibilities, Mr. Shiel managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998, 2000, or 2002.

Secretary of Aggressive Growth Portfolio (2000), Balanced Portfolio (1998), Dynamic Capital Appreciation Portfolio (2000), Growth & Income Portfolio (1998), Growth Opportunities Portfolio (1998), Mid Cap Portfolio (1998), and Value Strategies Portfolio (2002). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, and Value Strategies Portfolio. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (56)

Year of Election or Appointment: 1998, 2000, or 2002

Assistant Treasurer of Aggressive Growth Portfolio (2000), Balanced Portfolio (1998), Dynamic Capital Appreciation Portfolio (2000), Growth & Income Portfolio (1998), Growth Opportunities Portfolio (1998), Mid Cap Portfolio (1998), and Value Strategies Portfolio (2002). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Aggressive Growth Portfolio (2002), Balanced Portfolio (2002), Dynamic Capital Appreciation Portfolio (2002), Growth & Income Portfolio (2002), Growth Opportunities Portfolio (2002), Mid Cap Portfolio (2002), and Value Strategies Portfolio (2002). Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000, or 2002

Assistant Treasurer of Aggressive Growth Portfolio (2000), Balanced Portfolio (2000), Dynamic Capital Appreciation Portfolio (2000), Growth & Income Portfolio (2000), Growth Opportunities Portfolio (2000), Mid Cap Portfolio (2000), and Value Strategies Portfolio (2002). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Committee on Operations is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chairman. The committee normally meets monthly and serves as a forum for consideration of issues of importance to the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the level of service provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. During the fiscal year ended December 31, 2001, the committee held 11 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chairman. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid. The committee provides oversight regarding the investment policies and Fidelity funds' investment in non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2001, the committee held four meetings.

The Board of Trustees has established three fund oversight committees: the Equity Committee (composed of Messrs. McCoy (Chairman), Cox, Lautenbach, and Lynch), the Fixed-Income/International Committee (composed of Messrs. Gates (Chairman) and Kirk and Ms. Knowles), and the Select Committee (composed of Ms. Davis (Chairman) and Messrs. Cook and Stavropoulos). Each committee's members confer periodically and normally meet monthly. Each committee oversees investment advisory services provided by FMR to the relevant funds and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors compliance by each fund with its investment policies, appropriate benchmarks, competitive universes, and investment performance. The Fixed-Income/International Committee also receives reports required under Rule 2a-7 of the 1940 Act. During the fiscal year ended December 31, 2001, each fund oversight committee held 11 meetings.

The Committee on Service Fees is composed of Messrs. McCoy (Chairman), Cook, Kirk, and Lautenbach. The committee members confer periodically and meet at least annually. The committee considers the structure of the Fidelity funds' transfer agency fees, direct fees to investors, and the specific services rendered by FMR and its affiliates in consideration of these fees. The committee also considers fee structures for other non-investment management services rendered to the Fidelity funds by FMR and its affiliates. During the fiscal year ended December 31, 2001, the committee held two meetings.

The Brokerage Committee is composed of Messrs. Cox (Chairman), Cook, McCoy, and Stavropoulos and Ms. Davis. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services, providing sales support, or paying fund expenses. The committee also monitors brokerage and other relationships between the Fidelity funds and firms affiliated with FMR which participate in the execution of securities transactions. During the fiscal year ended December 31, 2001, the committee held six meetings.

The Committee on Distribution Channels is composed of Messrs. Cox (Chairman), Gates, and Stavropoulos and Msses. Davis and Knowles. The committee members confer periodically and hold meetings at least annually. The committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures, load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. During the fiscal year ended December 31, 2001, the committee held four meetings.

The Audit Committee is composed of Messrs. Kirk (Chairman), Gates, and Lautenbach and Ms. Knowles. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The committee oversees and monitors each Fidelity fund's internal accounting and control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the full Board of Trustees the appointment of auditors for the Fidelity funds. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities and monitors auditor independence. The committee plays an oversight role in respect of each fund's investment compliance procedures and the code of ethics. During the fiscal year ended December 31, 2001, the committee held four meetings. For additional information on each fund's auditor, refer to the section entitled "Independent Accountants" beginning below.

The Nominating and Administration Committee is composed of Messrs. Mann (Chairman), Cox, and Gates. The committee members confer periodically and hold meetings as required. The committee makes nominations for non-interested Trustees, for Members of the Advisory Board, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and its committees and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the Retirement Plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It monitors the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be appropriate under applicable regulations or otherwise. The committee monitors compliance with, and acts as the administrator of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The Nominating and Administration Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Fidelity funds. During the fiscal year ended December 31, 2001, the committee held one meeting.

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP has been selected as independent accountants for Mid Cap Portfolio. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, (collectively, "Deloitte"), has been selected as independent accountants for Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Value Strategies Portfolio. PricewaterhouseCoopers LLP and Deloitte, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), have confirmed to the trust's Audit Committee that they are independent accountants with respect to the funds.

 The independent accountants examine annual financial statements for the funds and provide other non-audit and tax-related services to the funds. The trust's Audit Committee does not consider other non-audit services provided by PricewaterhouseCoopers LLP and Deloitte to be incompatible with maintaining the independence of PricewaterhouseCoopers LLP and Deloitte in their audit of the funds, taking into account representations from PricewaterhouseCoopers LLP and Deloitte, in accordance with ISB No. 1, regarding their independence from the funds and their related entities. Representatives of PricewaterhouseCoopers LLP and Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Fund-Related Fees

Audit Fees. For the fiscal year ended December 31, 2001, the approximate fee for professional services rendered for the audit of annual financial statements for each fund is shown in the table below. These fees for Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, and Growth Opportunities Portfolio include amounts paid to Price-waterhouseCoopers LLP for audit-related internal controls review.

Aggressive Growth Portfolio	$ 20,000
Balanced Portfolio	$ 26,000
Dynamic Capital Appreciation Portfolio	$ 23,000
Growth & Income Portfolio	$ 28,000
Growth Opportunities Portfolio	$ 28,000
Mid Cap Portfolio	$ 23,000

No fee for professional services rendered for the audit of the annual financial statements was paid for Value Strategies Portfolio, as the fund did not commence operations until February 20, 2002.

The approximate annual aggregate fees for professional services rendered for the audits of financial statements for all of the funds in the Fidelity Group of Funds audited by PricewaterhouseCoopers LLP, including amounts for audit-related internal controls reviews on behalf of all Fidelity funds, for the year ended December 31, 2001 were $8,300,000.

The approximate annual aggregate fees for professional services rendered for the audits of financial statements for all of the funds in the Fidelity Group of Funds audited by Deloitte for the year ended December 31, 2001 were $1,500,000.

All Other Fees. For the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP was also paid approximately $1,000 for tax-related services rendered to Mid Cap Portfolio. The approximate annual aggregate fees paid by all of the funds in the Fidelity Group of Funds audited by PricewaterhouseCoopers LLP for tax-related services for the year ended December 31, 2001 were $300,000. For the fiscal year ended December 31, 2001, Deloitte was also paid approximately $15,000 for tax-related services rendered to Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, and Growth Opportunities Portfolio. The approximate annual aggregate fees paid by all of the funds in the Fidelity Group of Funds audited by Deloitte for tax-related services for the year ended December 31, 2001 were $400,000.

Non-Fund Related Fees

Audit Fees. For the year ended December 31, 2001, PricewaterhouseCoopers LLP was also paid approximately $1,900,000 for professional services rendered for the audits of financial statements for FMR Corp., the parent company of FMR, and entities under common control with FMR Corp. that provide services to any funds in the Fidelity Group of Funds. For the year ended December 31, 2001, Deloitte was also paid approximately $500,000 for professional services rendered for the audits of financial statements for FMR Corp., and entities under common control with FMR Corp. that provide services to any funds in the Fidelity Group of Funds.

Financial Information Systems Design and Implementation Fees. For the year ended December 31, 2001, PricewaterhouseCoopers LLP was also paid approximately $500,000 for designing or implementing hardware or software systems on behalf of FMR, FMR Corp., and entities under common control with FMR Corp. that provide services to any fund in the Fidelity Group of Funds. For the year ended December 31, 2001, Deloitte was also paid approximately $600,000 for designing or implementing hardware or software systems on behalf of FMR, FMR Corp., and entities under common control with FMR Corp. that provide services to any fund in the Fidelity Group of Funds.

All Other Fees. For the year ended December 31, 2001, PricewaterhouseCoopers LLP was also paid approximately $9,000,000 for all other non-audit services rendered on behalf of FMR, FMR Corp., and entities under common control with FMR Corp. that provide services to any fund in the Fidelity Group of Funds. These fees can be sub-categorized as follows:

  $2,000,000 for designing or implementing hardware or software management information systems;
  $1,800,000 for consulting on information systems relating to internal operations (other than financial or management information systems);
  $2,400,000 for data retention and retrieval consulting;
  $2,500,000 for tax services; and
  $300,000 for audit-related professional services.

For the year ended December 31, 2001, Deloitte was also paid approximately $1,600,000 for all other non-audit services rendered on behalf of FMR, FMR Corp., and entities under common control with FMR Corp. that provide services to any fund in the Fidelity Group of Funds. These fees can be sub-categorized as follows:

  $500,000 for designing or implementing hardware or software management information systems;
  $300,000 for consulting on information systems relating to internal operations (other than financial or management information systems);
  $100,000 for tax services; and
  $700,000 for audit-related professional services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of Client Services at 1-800-544-5429, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

EXHIBIT 1

The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.]

FORM OF
AMENDED AND RESTATED DECLARATION OF TRUST
VARIABLE INSURANCE PRODUCTS FUND III

AMENDED AND RESTATED RESTATED DECLARATION OF TRUST, made [September 14, 2000] _____________ by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted;

WHEREAS, this trust was initially made on July 14, 1994 by Edward C. Johnson 3d, J. Gary Burkhead, and Gary L. French in order to establish a trust for the investment and reinvestment of funds contributed thereto; and

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

Section 1. This Trust shall be known as "Variable Insurance Products Fund III."

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

(b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

(c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

(d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;

(e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

(f) "Shareholder" means a record owner of Shares of the Trust;

(g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;

(h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;

(i) "Trust" refers to Variable Insurance Products Fund III and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

(k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II
PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares; (d) to abolish any one or more Series or Classes of Shares; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

Section 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

INITIAL TRUSTEES; ELECTION

Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust.

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

TEMPORARY ABSENCE OF TRUSTEES

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than [twelve (12),]fourteen (14), serving hereunder at any time shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or Series.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

(e) To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter, or other agent or independent contractor.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4 hereof.

(j) To vote or give assent or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees.

(m)To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

(n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

(o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

(q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

(s) To establish, from time to time, a minimum total investment for Shareholders and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

(u) To interpret the investment policies, practices or limitations of any Series.

(v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

(w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

(x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

Section 3. Except as otherwise provided herein or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

CHAIRMAN OF THE TRUSTEES

Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and state laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type prospectuses and statements of additional information; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expense; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

Section 2. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive contract(s) on behalf of the Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any. Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 3. The Trustees may, in their discretion and from time to time, enter into one or more transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof.

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

[DERIVATIVE ACTION]

DERIVATIVE ACTIONS

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so, the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act.

CENTRAL DEPOSITORY SYSTEM

Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X
DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION
OF NET ASSET VALUE

DISTRIBUTIONS

Section 1.

(a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

(b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

(c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3.

REDEMPTIONS

Section 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

REDEMPTION OF SHARES

Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS

Section 2.

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) the Trust is insured against losses arising out of any such advance payments; or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC.

Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.

Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.

Section 4.2. Termination of the Trust, a Series or a Class.

(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:

(i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or

(ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.

The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

(i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and

(iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and

(b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

FILING OF COPIES, REFERENCES, AND HEADINGS

Section 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. In this instrument or in any such supplemental Declaration of Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

Provisions in Conflict with Law or Regulations

Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

[SIGNATURE LINES OMITTED]

Fidelity and Magellan are registered trademarks of FMR Corp.

VIPIII-pxs-0902	CUSIP #922176748/FUND #487
1.775405.100	CUSIP #922176730/FUND #901
CUSIP #922176722/FUND #231
CUSIP #315802504/FUND #616
CUSIP #922176300/FUND #469
CUSIP #922176607/FUND #380
CUSIP #922176813/FUND #786
CUSIP #922176797/FUND #853
CUSIP #922176789/FUND #971
CUSIP #315802702/FUND #147
CUSIP #922176102/FUND #473
CUSIP #922176706/FUND #382
CUSIP #315802207/FUND #617
CUSIP #922176201/FUND #491
CUSIP #922176888/FUND #385
CUSIP #922176409/FUND #772
CUSIP #922176508/FUND #773
CUSIP #922176805/FUND #387
CUSIP #922176714/FUND #1024
CUSIP #922176698/FUND #1025
CUSIP #922176680/FUND #1026

Form of Proxy Card: Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, and Value Strategies Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 770001 Cincinnati, Ohio 45277-0002	of additional mailings
Vote by Mail.
	MAIL:	Return the signed proxy card in the enclosed envelope.

VARIABLE INSURANCE PRODUCTS FUND III: AGGRESSIVE GROWTH PORTFOLIO, BALANCED PORTFOLIO, DYNAMIC CAPITAL APPRECIATION PORTFOLIO, GROWTH & INCOME PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO, MID CAPPORTFOLIO, AND VALUE STRATEGIES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund III as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 13, 2002 at 10:45 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)Date _____________________
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	VARIABLE INSURANCE PRODUCTS FUND III
Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
(down arrow)	...........................................................................	(down arrow)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

				FOR	AGAINST	ABSTAIN
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.			(_)	(_)	(_)	1.
2.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.			(_)	(_)	(_)	2.
3.	To elect the thirteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Phyllis Burke Davis (04) Robert M. Gates (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Donald J. Kirk (08) Marie L. Knowles (09) Ned C. Lautenbach	(10) Peter S. Lynch (11) Marvin L. Mann (12) William O. McCoy (13) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	3.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
4.	To eliminate a fundamental investment policy of the fund.			(_)	(_)	(_)	4.
5.	To amend the fund's fundamental investment limitation concerning borrowing.			(_)	(_)	(_)	5.
6.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)	6.
(down arrow)	VGOP-PXC-0902	617, 491, 385	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
(down arrow)	...........................................................................	(down arrow)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

				FOR	AGAINST	ABSTAIN
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.			(_)	(_)	(_)	1.
2.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.			(_)	(_)	(_)	2.
3.	To elect the thirteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Phyllis Burke Davis (04) Robert M. Gates (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Donald J. Kirk (08) Marie L. Knowles (09) Ned C. Lautenbach	(10) Peter S. Lynch (11) Marvin L. Mann (12) William O. McCoy (13) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	3.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
5.	To amend the fund's fundamental investment limitation concerning borrowing.			(_)	(_)	(_)	5.
6.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)	6.
(down arrow)	VBP-PXC-0902	616, 469, 380, 772, 773, 387	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
(down arrow)	...........................................................................	(down arrow)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

				FOR	AGAINST	ABSTAIN
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.			(_)	(_)	(_)	1.
2.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.			(_)	(_)	(_)	2.
3.	To elect the thirteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Phyllis Burke Davis (04) Robert M. Gates (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Donald J. Kirk (08) Marie L. Knowles (09) Ned C. Lautenbach	(10) Peter S. Lynch (11) Marvin L. Mann (12) William O. McCoy (13) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	3.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
6.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)	6.
(down arrow)	VGIP-PXC-0902	786, 853, 971, 147, 473, 382	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
(down arrow)	...........................................................................	(down arrow)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

				FOR	AGAINST	ABSTAIN
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.			(_)	(_)	(_)	1.
2.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.			(_)	(_)	(_)	2.
3.	To elect the thirteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Phyllis Burke Davis (04) Robert M. Gates (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Donald J. Kirk (08) Marie L. Knowles (09) Ned C. Lautenbach	(10) Peter S. Lynch (11) Marvin L. Mann (12) William O. McCoy (13) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	3.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
(down arrow)	VAGP-PXC-0902	487, 901, 231, 1024, 1025, 1026	(down arrow)

(Month) (Date), (Year) (Date letter will mail - to be inserted)

(FirstName) (LastName), (AutoMergeField1)

(Co)

(Address1)

(Address2)

(City), (St) (Zip)

Dear (FirstName),

This letter is to inform you that on November 13, 2002 there will be a special meeting of shareholders of certain funds within the Variable Insurance Products Fund III (VIP III) trust. The funds include Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, and Value Strategies Portfolio. The purpose of this meeting is to consider and act upon several proposals. These proposals include the election of a Board of Trustees, the adoption of an amended and restated Declaration of Trust, to eliminate a fundamental investment policy of Growth Opportunities Portfolio, to amend certain Portfolios' fundamental investment limitations concerning both borrowing and lending, and to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

Prior to the meeting, a proxy of contract holders of record at the close of business on September 16, 2002 will be required. Although Fidelity will incur the costs of the printing and mailing of the proxy statements in addition to the tabulation of contract holder votes, your company will still need to be actively involved in the process. Please refer to your participation agreement for questions regarding your company's responsibilities.

We encourage you to utilize the services of Management Information Services Corporation (MIS) in Norwell, Massachusetts to handle the distribution of the proxy materials to, and the tabulation of votes from, your contract holders. MIS has been a Fidelity Investments mutual fund proxy solicitor since 1985 and is the nation's leading mailer and tabulator of variable product proxies as well. MIS is very knowledgeable in all areas of annuity proxy solicitation and will provide a turnkey service including all of the proportional voting of your separate account share positions to Fidelity.

We know that many of the insurance companies which have separate accounts invested in VIP III already have existing business relationships with MIS. If you currently use MIS to manage your proxies, please call Stephanie Camerlengo at 781-871-1660, at your earliest convenience to discuss the specifics of your portion of the VIP III proxy.

If you are not familiar with MIS, Stephanie will be pleased to provide you with a complete outline of their services and a cost estimate based on your needs. You will find MIS particularly helpful in assisting your data processing people with organizing and submitting your contract holder data in the proper format. Moreover, their ability to systematically prepare all of your proportional voting summaries will save you considerable time and effort. Should you have any qualms about sending your files to an outside service, MIS will prepare and sign a confidentiality agreement for your records.

Hopefully, you will consider using MIS for this process, however, if you have any additional questions or concerns, please do not hesitate to contact me at 401-292-6344

Sincerely,

Brian Haseltine

Senior Manager, Client Relationship Management

Contract holders should read the proxy statement when it is available because it contains important information. The proxy statement will be available, without charge, from the EDGAR Database on the SEC's website (http://www.sec.gov) or by contacting Fidelity.

Q&A Important information to help you understand and vote on the proposals in the Variable Insurance Products Fund III Proxy.

Please read the full text of the enclosed Proxy Statement. Below is a brief overview of the proposals found in the Proxy Statement that are to be voted on at the special shareholder meeting on November 13, 2002. If you have any questions regarding the proposals please call your insurance company.

(1) Why are we being asked to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust?

The Trustees are seeking to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. The Board of Trustees has concluded that continuing the effectiveness of the amendment is in the best interests of the trust's shareholders.

(2) Why are the funds proposing to adopt an amended and restated Declaration of Trust?

The new Declaration of Trust is a more modern form of the trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility and, subject to the applicable requirements of Federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions. In addition, the new Declaration of Trust modifies the current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve to fourteen members. The increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity Funds and to expand the level of the Board's expertise. Adoption of the new Declaration of Trust will not alter the Trustees existing fiduciary obligations to act in the best interest of the shareholders. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. Please review the Proxy Statement for specific details.

(3) Why do we need to elect a Board of Trustees?

At any time at least two-thirds of the trustees must be elected by the shareholders. In addition, the Trustees have determined that the Board of Trustees should be expanded from twelve to fourteen members and have fixed the number of Trustees at fourteen. The increase in the size of the Board of Trustees is subject to shareholder approval of the amended and restated Declaration of Trust.

(4) What funds are impacted by the proposal to elect a Board of Trustees?

Because this proposal is trust-wide, all funds in Variable Insurance Products Fund III (the trust) are impacted. The funds in the trust include: Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, and Value Strategies Portfolio. Please review the proxy statement for specific details.

(5) Are all of the VIP funds in the trust impacted by all of the proposals in this proxy?

No. The Proxy Statement summarizes each proposal and the fund or funds impacted. Please review the Proxy Statement for specific fund details.

(6) Why do we need to eliminate a fundamental investment policy of Growth Opportunities Portfolio?

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a change to the fundamental investment policy regarding investing primarily in common stocks and securities convertible into common stocks. Please review the Proxy Statement for more details.

(7) Why do we need to amend the fundamental investment limitation concerning borrowing for Balanced Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio?

The primary purpose of the proposal is to revise the Portfolios' fundamental borrowing limitation to conform to a limitation that is expected to become standard for all non-money market funds managed by FMR. The fundamental limitation would clarify one point, that the funds only use reverse repurchase agreements for temporary or emergency borrowing. Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the Portfolios are managed. Please review the Proxy Statement for more details.

(8) Why do we need to amend the fundamental investment limitation concerning lending for Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio?

The primary purpose of the proposal is to revise the Portfolios' fundamental lending limitation to conform to a limitation that is expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.

(9) How do I vote my shares?

You can vote your shares by completing and signing each enclosed proxy card or voting instruction form, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please contact your insurance company representative.

(10) How do I sign the proxy card or voting instruction form?

Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example,

a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(11) How many votes must be received to approve these proposals?

For all proposals a majority of the outstanding voting securities of the trust or appropriate fund, as applicable, must submit affirmative votes for the proposal to be approved.

Contract holders should read the proxy statement when it is available because it contains important information. The proxy statement will be available, without charge, from the EDGAR Database on the SEC's website (http://www.sec.gov) or by contacting Fidelity.